Related Party Note Payable	3 Months Ended
Mar. 31, 2018
Notes
Related Party Note Payable

9.        Related Party Note Payable

On October 18, 2017, we entered into a Promissory Note in the principal amount of $50,000 (the “Note”) with a private investor who is also an affiliate. The Note bears interest at the rate of 3% per annum and all principal and accrued interest is due on October 18, 2018. During the three months ended March 31, 2018, we recorded interest expense of $375. As of March 31, 2018, the principal balance outstanding and accrued interest payable was $50,000 and $687, respectively.

On April 27, 2018, we received notification from the private investor that any default in the payment of all principal and accrued interest, which is due on October 18, 2018, would be waived until April 30, 2019 at which time all principal and accrued interest would be due and payable.